Exhibit 10.13

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

EXECUTED by the parties hereto as of the 28th day of December, 2012.

AMONG:	VITRAN CORPORATION INC. and VITRAN EXPRESS CANADA INC., as Canadian Borrowers

(the “Canadian Borrowers”)

AND:	VITRAN CORPORATION, VITRAN EXPRESS, INC., LAS VEGAS/L.A. EXPRESS, INC., VITRAN LOGISTICS CORP., VITRAN LOGISTICS, INC., SHORTHAUL TRANSPORT CORPORATION and MIDWEST SUPPLY CHAIN, INC., as U.S. Borrowers

(collectively, the “U.S. Borrowers”, and together with the Canadian Borrowers, the “Borrowers”)

AND:	THE CANADIAN BORROWERS, THE U.S. BORROWERS, CAN-AM LOGISTICS INC., VITRAN LOGISTICS LIMITED, EXPEDITEUR T.W. LTEE, 1098304 ONTARIO INC., DONEY HOLDINGS INC., ROUT-WAY EXPRESS LINES LTD./LES SERVICE ROUTIERS EXPRESS ROUT LTEE, 1277050 ALBERTA INC., SOUTHERN EXPRESS LINES OF ONTARIO LIMITED, VITRAN ENVIRONMENTAL SYSTEMS INC., 0772703 B.C. LTD., 1833660 ONTARIO INC. and VITRAN PROPERTIES USA, INC., as Guarantors

(collectively, the “Guarantors”)

AND:	JPMORGAN CHASE BANK, N.A., as Administrative Agent

(the “Agent”)

AND:	EACH OF THE FINANCIAL INSTITUTIONS PARTY HERETO, CONSTITUTING REQUIRED LENDERS (as such term is defined in the Credit Agreement (as defined below)), as Required Lenders

(collectively the “Required Lenders”)

WHEREAS the Borrowers, the Guarantors, the Agent and the other Persons signatory thereto have entered into a Credit Agreement dated as of November 30, 2011, as amended by that certain First Amendment to Credit Agreement dated as of December 29, 2011 and by that Second Amendment to Credit Agreement dated as of October 10, 2012 (including all annexes, exhibits and schedules thereto, as the same has been or may be further amended, modified, restated, supplemented or replaced from time to time, collectively the “Credit Agreement”);

AND WHEREAS the parties hereto have agreed to amend certain provisions of the Credit Agreement, but, only to the extent and subject to the limitations set forth in this Third Amendment to Credit Agreement (hereinafter this “Amendment Agreement”) and without prejudice to the Agent’s and the Secured Parties’ other rights;

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

ARTICLE I – INTERPRETATION

1.1	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (including, as the case may be, as amended by the terms of this Amendment Agreement).

ARTICLE II – CONSENTS

2.1	Notwithstanding the restrictions set forth in Sections, 6.5, 6.6 and 6.9 of the Credit Agreement, the Agent and the Required Lenders hereby consent to (a) Vitran Express, Inc.’s disposition and sale of the real estate listed on “Exhibit A” hereto to the Subsidiaries of Vitran Properties USA, Inc. (listed on “Exhibit B” hereto, together with additional LLCs established as Subsidiaries of Vitran Properties USA, Inc. in connection with the LLC Real Estate Facility (as hereinafter defined), the “LLC Excluded Subsidiaries”) for aggregate consideration not to exceed $51,000,000, (b) the consideration for such sale being accepted as a vendor-take-back promissory note in favour of Vitran Express, Inc., made by such LLC Excluded Subsidiaries in an aggregate amount not to exceed $51,000,000, and (c) Vitran Express, Inc. leasing back the premises from the LLC Excluded Subsidiaries, provided that the Operating Leases entered into by Vitran Express, Inc. are on market terms and reflect market rents, all to the satisfaction of the Administrative Agent.

2.2	Notwithstanding Section 5.15 of the Credit Agreement (which is added by virtue of this Amendment Agreement) and the restrictions set forth in Section 6.8 of the Credit Agreement, the Agent and the Required Lenders hereby consent to the Loan Parties using a portion of the loan proceeds received from the LLC Real Estate Facility (as hereinafter defined) to payout, in full, the obligations owing under the EDC Loan, in an aggregate amount of US$2,251,694.42.

ARTICLE III – AMENDMENTS

3.1	As of the Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)	by adding the following definitions thereto in proper alphabetical order:

““LLC Excluded Subsidiaries” means, collectively, Vitran Alabama, LLC, Vitran Georgia, LLC, Vitran Illinois, LLC, Vitran Indianapolis, LLC, Vitran Indiana, LLC, Vitran Kansas, LLC, Vitran Maryland, LLC, Vitran Michigan, LLC, Vitran Mississippi, LLC, Vitran North Dakota, LLC, Vitran New Jersey, LLC, Vitran Nevada, LLC, Vitran Toledo, LLC, Vitran Cincinnati, LLC, Vitran Ohio, LLC, Vitran Pennsylvania, LLC, Vitran Tennessee, LLC, Vitran Texas, LLC, Vitran Wisconsin, LLC, Vitran Sioux Falls, LLC, Vitran Wichita, LLC and any additional LLCs established as Subsidiaries of Vitran Properties USA, Inc. in connection with the LLC Real Estate Facility.

“LLC Priority and Access Agreement” means the Priority, Access, Waiver and Subordination Agreement by an among, amongst others, the Administrative

Agent, Standard Insurance Company, certain Loan Parties and the LLC Excluded Subsidiaries, on terms and conditions satisfactory to the Administrative Agent.

“LLC Real Estate Facility” means the term loan credit facility in the maximum aggregate amount of US$33,000,000 provided to the LLC Excluded Subsidiaries pursuant to the LLC Real Estate Loan Agreement on terms and conditions satisfactory to the Administrative Agent.

“LLC Real Estate Loan Agreement” means, collectively, (i) the commitment letter dated December 17, 2012 between Vitran and StanCorp Mortgage Investors, LLC, and (ii) the individual promissory notes issued (from time to time), under the foregoing commitment letter, by the LLC Excluded Subsidiaries in favour of Standard Insurance Company.”;

(b)	by deleting the definition of “EDC Loan” in its entirety;

(c)	by adding a reference to “LLC Priority and Access Agreement,” immediately after the reference to “Priority and Access Agreement,” in the fourth line of the definition of “Loan Documents”; and

(d)	by deleting the definition of “Real Estate Facility” in its entirety and substituting the following therefor:

““Real Estate Facility” means the credit facility in the minimum aggregate amount of $50,500,000 provided pursuant to the Real Estate Loan Agreement on terms and conditions acceptable to the Administrative Agent.”.

3.2	As of the Amendment Effective Date, Article III of the Credit Agreement is hereby amended by adding the following new Sections 3.20 and 3.21 to the end thereof:

“3.20 LLC Excluded Subsidiaries Each of the LLC Excluded Subsidiaries, (i) does not carry on any business whatsoever other than in its capacity as a Landlord to Vitran Express, Inc., (ii) does not own any Accounts or Rolling Stock or any other personal or real property and assets (other than as set forth in Schedule 6.1), and (iii) has not granted a Lien to any Person and no Person otherwise has a Lien against it or its personal or real property and assets (other than the Liens set forth on Schedule 6.2).

3.21 Vitran Properties USA, Inc. Vitran Properties USA, Inc. (i) does not carry on any business whatsoever, (ii) does not own any Accounts or Rolling Stock or any other personal or real property and assets, and (iii) has not granted a Lien to any Person and no Person otherwise has a Lien against it or its personal or real property and assets; save, in the case of (a) clause (ii), that Vitran Properties USA, Inc. owns one hundred percent (100%) of the Equity Interests in the LLC Excluded Subsidiaries and owns a Deposit Account for collection of certain rents on behalf of the LLC Excluded Subsidiaries, and (b) clause (iii), Vitran Properties USA, Inc. has granted a Lien to the Administrative Agent.”.

3.3	As of the Amendment Effective Date, Article V of the Credit Agreement is hereby amended by adding the following new Section 5.15 to the end thereof:

“5.15 LLC Real Estate Facility Loan Parties shall, and shall cause the LLC Excluded Subsidiaries, to transfer and pay, directly or indirectly, any and all Net Proceeds received by any of them, at any time, under or pursuant to the LLC Real Estate Facility, to the Administrative Agent to be applied to the Secured Obligations in accordance with Section 2.11(d) hereof.”

3.4	As of the Amendment Effective Date, Section 6.1 of the Credit Agreement is hereby amended as follows:

(a)	by deleting the reference to “$25,000,000” in the second last line of Subsection (d) thereof and substituting “$20,000,000” therefor; and

(b)	by deleting Subsection (e) in its entirety and substituting the following therefor:

“(e) Indebtedness of any Loan Party or any Subsidiary (including without limitation, Indebtedness owing under the Real Estate Loan Agreement and the LLC Real Estate Loan Agreement) secured by a Lien on any real property and fixed assets (located at such real property) and extensions, renewals and replacements of any such Indebtedness in accordance with clause (f) hereof; provided that (i), if required by the Administrative Agent, the Loan Party or Subsidiary has used commercially reasonable efforts to obtain an access agreement with respect to any such property subject to a Lien, in form and substance satisfactory to Administrative Agent, from the holder of such Indebtedness (it being understood that to the extent such an access agreement is not obtained, Administrative Agent may establish a Reserve in its Permitted Discretion); (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) (in addition to the Indebtedness under the Real Estate Loan Agreement and the LLC Real Estate Loan Agreement) shall not at any time exceed an amount equal to the lesser of (a) $20,000,000, and (b) 85% of the value of real estate owned or hereafter acquired by such Loan Party or such Subsidiary; (iii) no Event of Default has occurred and is continuing at the time any such Indebtedness is incurred, or would result therefrom, and (iv) such Indebtedness incurred in calendar years 2013 and 2014, respectively, shall not exceed $10,000,000 in each such calendar year;”.

3.5	As of the Amendment Effective Date, Section 6.4 of the Credit Agreement is hereby amended as follows:

(a)	by deleting Subsection (e) thereof in its entirety and substituting the following therefor:

“(e) Guarantees permitted pursuant to Section 6.1 and unsecured guarantees made by Vitran Corporation, Vitran Corporation Inc., Vitran Express, Inc. and Vitran Properties USA, Inc. in respect of the LLC Real Estate Facility, which unsecured guarantees shall be (i) on terms satisfactory to the Administrative

Agent, (ii) subordinate to the Secured Obligations, and (iii) subject to the LLC Priority and Access Agreement;”;

(b)	by deleting the word “and” from the end of Subsection (k) thereof;

(c)	by deleting the “.” from the end of Subsection (l) thereof and substituting “; and” therefor; and

(d)	by adding the following new Subsection (m) to the end thereof:

“(m) $50,000,000 vendor-take-back loan by Vitran Express, Inc. to the LLC Excluded Subsidiaries, as consideration for the sale of real property owned by Vitran Express, Inc. to the LLC Excluded Subsidiaries.”.

3.6	As of the Amendment Effective Date, Section 6.8 of the Credit Agreement is hereby amended by deleting Subsection (b)(ii) thereof in its entirety and substituting the following therefor:

“(ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness (including, without limitation, the Real Estate Loan Agreement and the LLC Real Estate Loan Agreement), other than payments in respect of any Subordinated Indebtedness prohibited by the subordination provisions thereof;”.

3.7	As of the Amendment Effective Date, Subsection 6.11(a) of the Credit Agreement is hereby amended by adding a reference to “, LLC Real Estate Loan Agreement” immediately after the reference to “Real Estate Loan Agreement” therein.

3.8	As of the Amendment Effective Date, Article VI of the Credit Agreement is hereby amended by adding the following new Sections 6.14, 6.15 and 6.16 to the end thereof:

“6.14 Operating Leases No Loan Party will, nor will it permit any Subsidiary to, enter into any Operating Lease that is not on fair market terms nor for fair market rents or payments.

6.15 LLC Excluded Subsidiaries Borrower Representative shall cause each of the LLC Excluded Subsidiaries not to (i) carry on any business whatsoever other than in its capacity as a Landlord to Vitran Express, Inc., (ii) own any Accounts or Rolling Stock or any other personal or real property and assets (other than as set forth in Schedule 6.1), and (iii) grant a Lien to any Person against it or its personal or real property and assets (other than the Liens set forth on Schedule 6.2).

6.16 Vitran Properties USA, Inc. Vitran Properties USA, Inc. shall not (i) carry on any business whatsoever, (ii) own any Accounts or Rolling Stock or any other personal or real property and assets other than one hundred percent (100%) of the Equity Interests in the LLC Excluded Subsidiaries and a Deposit Account for collection of certain rents on behalf of the LLC Excluded Subsidiaries, and (iii) grant a Lien to any Person against it or its personal or real property and assets other than Liens in favour of the Administrative Agent.”.

3.9	As of the Amendment Effective Date, Section 7 of the Credit Agreement is hereby amended by deleting Subsection (s) thereof in its entirety and substituting the following therefor:

“(s) any “Event of Default” occurs under the Real Estate Loan Agreement (as such term is defined therein) or any default or breach occurs under the LLC Real Estate Loan Agreement.”.

3.10	As of the Amendment Effective Date, Credit Agreement Schedules 3.5, 3.12, 3.14, 3.15, 4.1 and 6.1 are hereby deleted and replaced, in their entirety, by Schedules 3.5, 3.12, 3.14, 3.15, 4.1 and 6.1 attached hereto.

ARTICLE IV – CONDITIONS TO EFFECTIVENESS

4.1	This Amendment Agreement shall become effective upon satisfaction of the following conditions precedent (the date of satisfaction of all such conditions being referred to herein as the “Amendment Effective Date”):

(a)	the Borrowers, each other Loan Party and the Required Lenders delivering to the Agent five (5) originally executed copies of this Amendment Agreement;

(b)	Vitran Properties USA, Inc. delivering to the Agent five (5) originally executed copies of the Joinder Agreement (attached hereto as “Exhibit C”) and all other Loan Documents (including joinders to the U.S. Security Agreement) in form and substance satisfactory to the Administrative Agent;

(c)	Net Proceeds in the amount of US$13,900,000 being delivered to the Administrative Agent for application to the Secured Obligations in accordance with Section 2.11(d) of the Credit Agreement;

(d)	delivery of all documents (including, inter alia, the Priority, Access, Waiver and Subordination Agreement), opinions, certificates, etc., set forth on the Closing Agenda attached hereto as “Exhibit D”, each in form and substance satisfactory to the Administrative Agent; and

(e)	delivery of all executed LLC Real Estate Facility loan documentation required by the Administrative Agent.

ARTICLE V – REPRESENTATIONS AND WARRANTIES

5.1	Each Borrower and each other Loan Party warrants and represents to the Agent and the Secured Parties that the following statements are true, correct and complete:

(a)

Authorization, Validity, and Enforceability of this Amendment Agreement. Each Loan Party has the corporate power and authority to execute and deliver this Amendment Agreement and to perform the Credit Agreement. Each Loan Party has taken all necessary corporate action (including, without limitation, obtaining approval of its shareholders if necessary) to authorize its execution and delivery of this Amendment Agreement and the performance of the Credit Agreement. This Amendment Agreement has been duly executed and delivered by each Loan Party and this Amendment Agreement and the Credit Agreement constitute the legal, valid and binding obligations of each Loan Party, enforceable against each of them in accordance with their respective terms without defence, compensation, setoff or counterclaim. Each Loan Party’s execution and delivery of this Amendment Agreement and the performance by each Loan Party of the Credit Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Loan Party by reason of the terms of (a) any contract, mortgage, hypothec, Lien, lease, agreement, indenture, or instrument to which any Loan Party is a party or which is binding on any of them, (b) any requirement of law applicable to any Loan Party, or (c) the certificate or articles of incorporation or amalgamation or association or bylaws or memorandum of association or articles of association of any Loan Party.

(b)	Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against any Loan Party of this Amendment Agreement or the Credit Agreement except for such as have been obtained or made and filings required in order to perfect and render enforceable the Agent’s Liens.

(c)	Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in the Credit Agreement and the other Loan Documents are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date (other than in respect of any information contained in the Schedules attached to this Amendment Agreement), in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment Agreement that would constitute a Default or an Event of Default.

(e)	Security. All security delivered to or for the benefit of the Agent on behalf of the Secured Parties pursuant to the Credit Agreement and the other Loan Documents remain in full force and effect and secure all obligations of the Borrowers and the other Loan Parties purported to being secured thereby, including, under the Credit Agreement and the other Loan Documents.

(f)	Operating Leases. In accordance with Section 6.9 of the Credit Agreement, all Operating Leases of any Loan Party entered into with Affiliates (including the

LLC Excluded Subsidiaries), are in form and substance and on terms consistent with the provisions set forth in Subsections 6.9(a)(i) and (ii).

ARTICLE VI – AUTHORIZATION

The Required Lenders hereby authorize the Administrative Agent to accept and counstersign (in form and substance satisfactory to the Administrative Agent) a joinder to the U.S. Security Agreement delivered and executed by Vitran Properties USA, Inc.

ARTICLE VII – MISCELLANEOUS

7.1	Each Borrower (i) reaffirms its Obligations under the Credit Agreement and the other Loan Documents to which it is a party, and (ii) agrees that the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect, except as amended hereby, and are hereby ratified and confirmed. The other Loan Parties (i) consent to and approve the execution and delivery of this Amendment Agreement by the parties hereto, (ii) agree that this Amendment Agreement does not and shall not limit or diminish in any manner the obligations of the Loan Parties under their guarantees (collectively, the “Guarantees”) and that such obligations would not be limited or diminished in any manner even if such Loan Parties had not executed this Amendment Agreement, (iii) agree that this Amendment Agreement shall not be construed as requiring the consent of such Loan Parties in any other circumstance, (iv) reaffirm each of their obligations under the Guarantees and the other Loan Documents to which they are a party, and (v) agree that the Guarantees and the other Loan Documents to which they are a party remain in full force and effect and are hereby ratified and confirmed.

7.2	Nothing contained in this Amendment Agreement or any other communication between the Agent and/or the Secured Parties and the Borrowers (or any other Loan Party) shall be a waiver of any other present or future violation, Default or Event of Default under the Credit Agreement or any other Loan Document (collectively, “Violations”). Similarly, nothing contained in this Amendment Agreement shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Agent’s or the Secured Parties’ right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document with respect to any Violations (including, without limiting the generality of the foregoing, in respect of the non-conformity to any representation, warranty or covenant contained in any Loan Document), (ii) except as specifically provided in Article II hereof, amend or alter any provision of the Credit Agreement or any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrowers or any other Loan Party under the Loan Documents or any right, privilege or remedy of the Agent or the Secured Parties under the Credit Agreement or any other Loan Document or any other contract or instrument with respect to Violations. Nothing in this Amendment Agreement shall be construed to be a consent by the Agent or the other Secured Parties to any Violations.

7.3

Save as expressly set forth in this Amendment Agreement, (i) no additional waiver, consent or amendment in respect of any other term, condition, covenant, agreement or any other aspect of the Credit Agreement is intended or implied, and (ii) all other terms and conditions of the Credit Agreement remain in full force and effect. All other Loan Documents remain in full force and effect.

7.4	This Amendment Agreement shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.5	This Amendment Agreement may be executed in original, facsimile and/or other electronic means counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

[the following pages are the signature pages]

The parties have executed this Amendment Agreement as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/S/ RANDY ABRAMS
	Name:	Randy Abrams
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent

By:	/S/ AUGGIE MARCHETTI
	Name:	Auggie Marchetti
	Title:	Senior Vice President & Region Manager

- Signature Pages to Third Amendment to Credit Agreement -

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:	/S/ AUGGIE MARCHETTI
	Name:	Auggie Marchetti
	Title:	Senior Vice President & Region Manager

By:
Name:
Title:

ROYAL BANK OF CANADA, as a Canadian Lender

By:	/S/ ROBERT S. KIZELL
	Name:	Robert S. Kizell
	Title:	Attorney-in-fact

By:	/S/ MICHAEL PETERSEN
	Name:	Michael Petersen
	Title:	Attorney-in-fact

FIFTH THIRD BANK, as a Canadian Lender

By:	/S/ MAURO SPAGNOLO
	Name:	Mauro Spagnolo
	Title:	Managing Director & Principal Officer

By:
Name:
Title:

EXPORT DEVELOPMENT CANADA, as a Canadian Lender

By:	/S/ SHEILA BANNING
	Name:	Sheila Banning
	Title:	Asset Manager

By:	/S/ TREVOR MULLIGAN
	Name:	Trevor Mulligan
	Title:	Asset Manager

- Signature Pages to Third Amendment to Credit Agreement -

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:	/S/ RANDY ABRAMS
	Name:	Randy Abrams
	Title:	Authorized Officer

By:
Name:
Title:

ROYAL BANK OF CANADA, as a U.S. Lender

By:	/S/ ROBERT S. KIZELL
	Name:	Robert S. Kizell
	Title:	Attorney-in-fact

By:	/S/ MICHAEL PETERSEN
	Name:	Michael Petersen
	Title:	Attorney-in-fact

FIFTH THIRD BANK, as a U.S. Lender

By:	/S/ WILLIAM KRUMMEN
	Name:	William Krummen
	Title:	Vice President

By:
Name:
Title:

EXPORT DEVELOPMENT OF CANADA, as a U.S. Lender

By:	/S/ SHEILA BANNING
	Name:	Sheila Banning
	Title:	Asset Manager

By:	/S/ TREVOR MULLIGAN
	Name:	Trevor Mulligan
	Title:	Asset Manager

- Signature Pages to Third Amendment to Credit Agreement -

VITRAN CORPORATION INC., as a Canadian Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	President & Chief Executive Officer

By:
Name:
Title:

VITRAN EXPRESS CANADA INC., as a Canadian Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN CORPORATION, as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN EXPRESS, INC., as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Third Amendment to Credit Agreement -

LAS VEGAS/L.A. EXPRESS, INC., as U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN LOGISTICS CORP., as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN LOGISTICS, INC., as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

SHORTHAUL TRANSPORT CORPORATION, as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Third Amendment to Credit Agreement -

MIDWEST SUPPLY CHAIN, INC., as a U.S. Borrower and as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

CAN-AM LOGISTICS INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	President

By:
Name:
Title:

VITRAN LOGISTICS LIMITED, as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

EXPEDITEUR T.W. LTEE, as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Third Amendment to Credit Agreement -

1098304 ONTARIO INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	President

By:
Name:
Title:

DONEY HOLDINGS INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

ROUT-WAY EXPRESS LINES LTD./LES SERVICES ROUTIERS EXPRESS ROUT LTEE, as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

1277050 ALBERTA INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Third Amendment to Credit Agreement -

SOUTHERN EXPRESS LINES OF ONTARIO LIMITED, as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

VITRAN ENVIRONMENTAL SYSTEMS INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	President

By:
Name:
Title:

0772703 B.C. LTD., as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

1833660 ONTARIO INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	President

By:
Name:
Title:

- Signature Pages to Third Amendment to Credit Agreement -

VITRAN PROPERTIES USA, INC., as a Guarantor

By:	/S/ RICHARD E. GAETZ
	Name:	Richard E. Gaetz
	Title:	Chief Executive Officer

By:
Name:
Title:

- Signature Pages to Third Amendment to Credit Agreement -

“EXHIBIT A”

REAL ESTATE SOLD TO LLC EXCLUDED SUBSIDIARIES

5500 Selma Hwy., Montgomery, AL

14 Tech Dr., Tifton, GA

2222 Fourth St., Rock Island, IL

1294 Maxwell Ave., Evansville, IN

2903 Foundation Dr., South Bend, IN

1602 Oliver Ave., Indianapolis, IN

615 Miami Ave., Kansas City, KS

6525 Washington Blvd., Eldridge, MD

150 Becknell St., Pearl, MS

2034 E. Sweet Ave., Bismarck, ND

4229 15th Ave. NW, Fargo, ND

3537 Bruce St., N. Las Vegas, NV

2789 E. Crescentville Rd., West Chester, OH

2850 Kramer Dr., Gibsonia, PA

2007 Shoppers Ln., Knoxville, TN

11529 Emerald St., Dallas, TX

2701 Roemer Rd., Appleton, WI

403 Holland St., Tomah, WI

826 Dumaine Rd., Mobile, AL

1622 Cedar Grove Rd., Conley, GA

2105 W. 162nd St., Markham, IL

18577 Dix-Toledo Hwy., Brownstown, MI

3890 Eastern SE, Grand Rapids, MI

15 Route 173 East, Hampton, NJ

5300 Crayton Ave., Cleveland, OH

5075 Krieger Ct., Columbus, OH

30520 Tracey Rd., Walbridge, OH

1200 Saint Johns Rd., Camp Hill, PA

2727 Farrisview Blvd., Memphis, TN

4318 Northfield Ln., Houston, TX

“EXHIBIT B”

LLC EXCLUDED SUBSIDIARIES

Vitran Alabama, LLC

Vitran Georgia, LLC

Vitran Illinois, LLC

Vitran Indianapolis, LLC

Vitran Indiana, LLC

Vitran Kansas, LLC

Vitran Maryland, LLC

Vitran Michigan, LLC

Vitran Mississippi, LLC

Vitran North Dakota, LLC

Vitran New Jersey, LLC

Vitran Nevada, LLC

Vitran Toledo, LLC

Vitran Cincinnati, LLC

Vitran Ohio, LLC

Vitran Pennsylvania, LLC

Vitran Tennessee, LLC

Vitran Texas, LLC

Vitran Wisconsin, LLC

Vitran Wichita, LLC

Vitran Sioux Falls, LLC

“EXHIBIT C”

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of December 28, 2012, is entered into between VITRAN PROPERTIES USA, INC., a Delaware corporation (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement dated as of November 30, 2011 (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”) among Vitran Corporation, a Nevada corporation, Vitran Corporation Inc., an Ontario corporation, the other Loan Parties party thereto, the Lenders party thereto, JPMORGAN CHASE BANK, N.A., Toronto Branch, as Canadian Administrative Agent and the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a U.S. Loan Guarantor for all purposes of the Credit Agreement and shall have all of the rights, duties, benefits and obligations of a Loan Party and a U.S. Loan Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary, subject to the limitations set forth in Section 10.9 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

2. If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.

3. The address of the New Subsidiary for purposes of Section 9.1 of the Credit Agreement is as follows:

4. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

VITRAN PROPERTIES USA, INC.

By:

Name:

Title:

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name:

Title:

“EXHIBIT D”

CLOSING AGENDA

(See Attached)

SCHEDULES

(See Attached)